UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Virgin Media – Facility I

Virgin Media Investment Holdings Limited (the “Company”) and Virgin Media Bristol LLC (the “Borrower”) have entered into the financing described below by way of additional facilities drawn under the £1.635 billion ($2.043 billion at the December 16, 2016 exchange rate) and $2.755 billion credit agreement originally dated June 7, 2013 as amended from time to time (the “Virgin Media Credit Agreement”). The Borrower is an indirect wholly-owned subsidiary of the Company, the Company is an indirect wholly-owned subsidiary of Virgin Media Inc., and Virgin Media Inc. is an indirect wholly-owned subsidiary of Liberty Global plc. The Company, together with other subsidiaries of Virgin Media Inc., is a party to the Virgin Media Credit Agreement.

On December 16, 2016, the Company, the Borrower and The Bank of Nova Scotia as facility agent entered into a $3.4 billion additional facility accession deed (the “Facility I Accession Deed”) pursuant to the Virgin Media Credit Agreement. Under the terms of the Facility I Accession Deed, certain lenders have agreed to provide a $3.4 billion term loan facility (the “Facility I”) to the Borrower, which amounts are to be issued at 99.75% of par.

The Facility I Accession Deed provides that the lenders under Facility I consent to the amendments to the covenants and other provisions of the Virgin Media Credit Agreement and the Finance Documents (as defined in the Virgin Media Credit Agreement) outlined in the Facility I Accession Deed (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the Virgin Media Credit Agreement, such amendments may be implemented at the election of the Company.

The final maturity date for Facility I is January 31, 2025. Facility I will bear interest at a rate of LIBOR plus 2.75% per annum subject to a LIBOR floor of 0.00%.

The net proceeds from Facility I will be used to (a) prepay in full Facility D under the Virgin Media Credit Agreement; (b) prepay in full Facility F under the Virgin Media Credit Agreement; (c) redeem in full the 5⅜% US dollar senior secured notes due 2021 issued by Virgin Media Secured Finance PLC; and (d) redeem in part the 6% sterling senior secured notes due 2021 issued by Virgin Media Secured Finance PLC.

The foregoing description of Facility I and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Additional Facility I Accession Deed, a copy of which is attached hereto as Exhibit 4.1.

Amendment to the Virgin Media Credit Agreement

On December 16, 2016, the Company and The Bank of Nova Scotia as facility agent entered into an amendment letter (the “Amendment Letter”) that amends the definition of “80% Security Test” under the Virgin Media Credit Agreement. The Amendment Letter is attached here to as Exhibit 4.2.

Ziggo – Facility C2

Ziggo Secured Finance B.V. (“Ziggo Secured Finance”) is incorporated under the laws of the Netherlands and Ziggo Secured Finance Partnership (the “US Borrower”) is incorporated under the laws of the State of Delaware and is 99% owned by Ziggo Secured Finance. Although Ziggo Secured Finance is a special purpose financing company that is 100% owned by a third party, Ziggo Secured Finance is consolidated by Ziggo Group Holding B.V. (“Ziggo Group Holding”), an indirect wholly-owned subsidiary of Liberty Global plc. Ziggo Secured Finance and the US Borrower are party to a credit agreement dated March 5, 2015 (the “Credit Agreement”).

On December 16, 2016, Ziggo Secured Finance and The Bank of Nova Scotia as facility agent entered into a €100.0 million ($104.5 million at the December 16, 2016 exchange rate) additional facility accession deed (the “C2 Accession Deed”), pursuant to the Credit Agreement. Under the terms of the C2 Accession Deed, certain lenders agreed to provide a €100.0 million term loan facility (“Facility C2”) to Ziggo Secured Finance, which amounts are to be issued at par.
The C2 Accession Deed provides that the lenders under Facility C2 consent to the amendments to the covenants and other provisions of the SPV Credit Agreement and the Finance Documents (as defined in the SPV Credit Agreement) outlined in the C2 Accession Deed (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the SPV Credit Agreement, such amendments may be implemented at the election of Ziggo Secured Finance.
The final maturity date for Facility C2 is August 31, 2024. Facility C2 bears interest at a rate of EURIBOR plus 3.75% subject to a EURIBOR floor of 0.00%.
The net proceeds from Facility C2 will be distributed to Liberty Global plc and used for general corporate purposes.
The foregoing descriptions of Facility C2 and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the C2 Accession Deed, a copy of which is attached hereto as Exhibit 4.3.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Name

4.1
Additional I Facility Accession Deed dated December 16 2016, among Virgin Media Investment Holdings Limited as the Company, Virgin Media Bristol LLC as the Borrower, The Bank of Nova Scotia as the Facility Agent and The Bank of Nova Scotia as an Additional I Facility Lender under the Virgin Media Credit Agreement.

4.2
Amendment letter dated December 16, 2016, among Virgin Media Investment Holdings Limited as the Company and The Bank of Nova Scotia as the Facility Agent, amending the Senior Facilities Agreement originally dated June 7, 2013, as amended from time to time, between, among others, Virgin Media Finance PLC as the Parent, Virgin Media Investment Holdings Limited as an Original Borrower, Credit Suisse AG, London Branch, Banc of America Securities Limited, Barclays Bank PLC, BNP Paribas Fortis SA/NV, Deutsche Bank AG, London Branch, each as Bookrunners and Mandated Lead Arrangers, The Bank of Nova Scotia as Facility Agent and Deutsche Bank AG, London Branch as Security Trustee.

4.3	Additional Facility C2 Accession Deed dated December 16, 2016 and entered into between, among others, Ziggo Secured Finance B.V. and The Bank of Nova Scotia.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: December 21, 2016

Exhibit Index

Exhibit No.	Name

4.1
Additional I Facility Accession Deed dated December 16 2016, among Virgin Media Investment Holdings Limited as the Company, Virgin Media Bristol LLC as the Borrower, The Bank of Nova Scotia as the Facility Agent and The Bank of Nova Scotia as an Additional I Facility Lender under the Virgin Media Credit Agreement.

4.2
Amendment letter dated December 16, 2016, among Virgin Media Investment Holdings Limited as the Company and The Bank of Nova Scotia as the Facility Agent, amending the Senior Facilities Agreement originally dated June 7, 2013, as amended from time to time, between, among others, Virgin Media Finance PLC as the Parent, Virgin Media Investment Holdings Limited as an Original Borrower, Credit Suisse AG, London Branch, Banc of America Securities Limited, Barclays Bank PLC, BNP Paribas Fortis SA/NV, Deutsche Bank AG, London Branch, each as Bookrunners and Mandated Lead Arrangers, The Bank of Nova Scotia as Facility Agent and Deutsche Bank AG, London Branch as Security Trustee.

4.3	Additional Facility C2 Accession Deed dated December 16, 2016 and entered into between, among others, Ziggo Secured Finance B.V. and The Bank of Nova Scotia.